UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015 (December 10, 2015)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2015, DISH Network Corporation (“DISH Network”) issued the attached press release announcing a series of senior management changes, all of which are effective on December 11, 2015.

Mr. W. Erik Carlson has been appointed as President and Chief Operating Officer of DISH Network.  Mr. Charles W. Ergen, who formerly held the position of President, will remain as Chairman and Chief Executive Officer of DISH Network.  Mr. Bernard L. Han, who formerly held the position of Chief Operating Officer, will become Executive Vice President, Strategic Planning for DISH Network.  Mr. Paul W. Orban, who previously held the position of Senior Vice President, Corporate Controller for DISH Network, will become Senior Vice President and Chief Accounting Officer of DISH Network.  The other senior management changes are discussed on the attached press release.

Mr. Carlson, age 46, previously served as our Executive Vice President, Operations since February 2008 and has had responsibility for overseeing our customer service centers, information technologies organization, residential and commercial installations, customer billing and equipment retrieval and refurbishment operations.  Mr. Carlson previously was Senior Vice President of Retail Services, a position he held since mid-2006.  He joined DISH Network in 1995 and has held operating roles of increasing responsibility over the years.

Mr. Orban, age 47, previously served as our Controller since August 2002 and is responsible for overseeing our accounting functions.  He joined DISH Network in 1996 and has held accounting roles of increasing responsibility over the years.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release “DISH Announces New Leadership Assignments, Promotions” dated December 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: December 11, 2015	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release “DISH Announces New Leadership Assignments, Promotions” dated December 11, 2015